UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 12, 2007

NEW MEXICO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-112781	91-1287406
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5021 Indian School Road, Suite 100

Albuquerque, New Mexico 87110

(Address of principal executive offices)

505-255-1999

(Registrant's telephone number, including area code)

____________________________________

(Former Name or Former Address, If Changed Since Last Report)

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)

(A)(1) of Item 304 of Regulation S-B

        (i) Effective January 12, 2007, Epstein, Weber, & Conover, PLC, Scottsdale, AZ ("Epstein ") resigned as the Company's independent auditor.

        (ii) Epstein's report on the Company's financial statement for both of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles;

.

        (iii) Not applicable.

        (iv) During the Company’s two most recent fiscal years and the subsequent interim period preceding Epstein's resignation there were no disagreements with Epstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

        (v) not applicable

(b)

(A)(2) of Item 304 of Regulation S-B

(2)     Effective January 17, 2007, the Company has engaged De Joya Griffith & Company, LLC, Henderson, Nevada ("De Joya") as its new independent accountant to audit the registrant’s financial statements.  The Company did not consult De Joya on any matter during two most recent fiscal years or the subsequent interim period prior to its engagement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

                                                                    INDEX TO EXHIBITS

Exhibit No.                                                Description of Exhibit                                                                                Page Number

16                                                  Letter of Epstein, Weber, & Conover, PLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

NEW MEXICO SOFTWARE, Inc.

Date: January 24, 2007

By: /s/ Richard Govatski

Richard Govatski

Chairman of the Board of

Directors, Chief Executive

Officer and President

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